Exhibit 99.2

Innovative Industrial Properties Fourth Quarter 2022 Supplemental Financial Information

Innovative Industrial Properties 2 Overview Forward - Looking Statements 3 Company Overview 4 Financial Information Quarterly Performance Summary 5 Balance Sheet 6 Net Income 7 FFO, Normalized FFO, and AFFO Reconciliation 8 Historical Net Income 9 Historical FFO, Normalized FFO, and AFFO Reconciliation 10 Statements of Cash Flows 11 Portfolio Data Capital Commitments and Dispositions 12 Leasing Summary 13 Top Tenants Overview 14 Property List 15 – 17 Capitalization Senior Capital and Debt Summary 18 Capitalization 19 Definitions 20 – 21 Analyst Coverage 22 Senior Management Team and Board of Directors 23 Table of Contents

Innovative Industrial Properties 3 Forward - Looking Statements This Supplemental Financial Information Package include "forward - looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended) that are subject to risks and uncertainties . In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward - looking statements . Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward - looking statements . Forward - looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events . Forward - looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them . We do not guarantee that the transactions and events described will happen as described (or that they will happen at all) . You can identify forward - looking statements by the use of forward - looking terminology such as "believes“, "expects“, "may“, "will“, "should“, "seeks“, "approximately“, "intends“, "plans“, "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases . You can also identify forward - looking statements by discussions of strategy, plans or intentions . The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements : rates of default on leases for our assets ; concentration of our portfolio of assets and limited number of tenants ; the estimated growth in and evolving market dynamics of the regulated cannabis market ; the demand for regulated cannabis facilities ; inflation dynamics ; our ability to improve our internal control over financial reporting, including our inability to remediate an identified material weakness, and the costs and the time associated with such efforts ; the impact of pandemics on us, our business, our tenants, or the economy generally ; war and other hostilities, including the conflict in Ukraine ; our business and investment strategy ; our projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; availability of suitable investment opportunities in the regulated cannabis industry ; our understanding of our competition and our potential tenants’ alternative financing sources ; the expected medical - use or adult - use cannabis legalization in certain states ; shifts in public opinion regarding regulated cannabis ; the potential impact on us from litigation matters, including rising liability and insurance costs ; the additional risks that may be associated with certain of our tenants cultivating, processing and/or dispensing adult - use cannabis in our facilities ; the state of the U . S . economy generally or in specific geographic areas ; economic trends and economic recoveries ; our ability to access equity or debt capital ; financing rates for our target assets ; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility ; covenants in our debt instruments, which may limit our flexibility and adversely affect our financial condition ; our ability to maintain our investment grade credit rating ; changes in the values of our assets ; our expected portfolio of assets ; our expected investments ; interest rate mismatches between our assets and our borrowings used to fund such investments ; changes in interest rates and the market value of our assets ; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility ; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; our ability to maintain our qualification as a real estate investment trust for U . S . federal income tax purposes ; our ability to maintain our exemption from registration under the Investment Company Act of 1940 ; availability of qualified personnel ; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy . The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance . In addition, we discussed a number of material risks in our most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q . Those risks continue to be relevant to our performance and financial condition . Moreover, we operate in a very competitive and rapidly changing environment . New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements . Any forward - looking statement made by us speaks only of the date on which we make it . We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . Stockholders and investors are cautioned not to unduly rely on such forward - looking statements when evaluating the information presented in our filings and reports . Market and industry data are included in this presentation . We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties . We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable . However, this information may prove to be inaccurate . No representation or warranty is made as to the accuracy of such information . All amounts shown in this report are unaudited . This Supplemental Financial Information Package is not an offer to sell or solicitation to buy securities of Innovative Industrial Properties, Inc . Any offers to sell or solicitations to buy securities of Innovative Industrial Properties, Inc . shall be made only by means of a prospectus approved for that purpose .

Innovative Industrial Properties 4 Company Snapshot State Diversification (1) Pennsylvania 15.9% Massachusetts 13.1% Illinois 13.1% Michigan 12.3% California 9.4% New York 7.3% Florida 7.1% New Jersey 3.8% Maryland 3.8% Colorado 3.6% Other 10.6% Total 100% Company Overview Innovative Industrial Properties, Inc. (NYSE “IIPR”) is an internally managed real estate investment trust (REIT) focused on the acquisition, ownership and management of specialized properties leased to experienced, state - licensed operators for their regulated cannabis facilities. Note : As of December 31 , 2022 , values in thousands except for share count, $ /PSF, or otherwise noted . 1) Based on “Total Committed / Invested Capital” . Refer to “Definitions” for additional details . 2) Refer to “Capitalization” and “Definitions” for additional details . 3) Reflects annualized common stock dividend paid on January 13 , 2023 of $ 1 . 80 per share . The decision to declare or pay dividends is in the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared or paid for any time period in any amount . 4) Refer to “Definitions” for additional details . 5) Includes approximately 1 . 2 million square feet under development or redevelopment . Market Capitalization (2) $2,835,046 Operating Portfolio (108 Properties) (4) Current Annualized Dividend ($) (3) $7.20 / share Total Rentable Square Feet (5) 8,320 Total Portfolio (4) Total Committed Invested Capital per Square Foot $272 Total Committed / Invested Capital (1) $2,334,421 % Leased 100% Total Properties 110 Weighted Average Lease Term 15.3 Years

Innovative Industrial Properties 5 2022 2021 4Q2022 3Q2022 2Q2022 1Q2022 4Q2021 Total Revenues $70,461 $70,883 $70,511 $64,504 $58,943 General and administrative expense $10,232 $10,804 $8,707 $8,777 $6,450 General and administrative expense / total revenues 15% 15% 12% 14% 11% Net income attributable to common stockholders $41,168 $37,278 $39,876 $34,712 $28,292 Net income attributable to common stockholders – diluted (“EPS”) $1.46 $1.32 $1.42 $1.32 $1.14 Funds from operations attributable to common stockholders – diluted (“FFO”) (1) $53,941 $53,250 $55,177 $48,914 $42,377 FFO per common share – diluted (1) $1.92 $1.89 $1.97 $1.86 $1.61 Normalized FFO attributable to common stockholders – diluted (“Normalized FFO”) (1) $54,969 $55,391 $55,407 $49,127 $46,076 Normalized FFO per common share – diluted (1) $1.95 $1.97 $1.98 $1.87 $1.75 Adjusted funds from operations attributable to common stockholders – diluted (“AFFO”) (1) $59,625 $60,109 $60,178 $53,836 $48,570 AFFO per common share – diluted (1) $2.12 $2.13 $2.15 $2.04 $1.85 Common stock dividend per share (2) $1.80 $1.80 $1.75 $1.75 $1.50 AFFO Payout Ratio (3) 85% 85% 81% 86% 81% Total Committed / Invested Capital (4) $2.3B $2.3B $2.4B $2.1B $2.0B % Leased – Operating Portfolio (5) 100% 100% 100% 100% 100% Rent Collection % / Quarter – Operating Portfolio (6) 94% 96% 99% 99% 99% Quarterly Performance Summary Note : Dollars in thousands except for $ /share or otherwise noted . 1) Refer to “FFO, Normalized FFO, and AFFO Reconciliation” and “Definitions” for additional details . 2) Reflects quarterly common stock dividend declared in the quarter . 3) Calculated by dividing the common stock dividend declared per share by AFFO per common share – diluted . 4) Dollars in billions, refer to “Definitions” for additional details . 5) Refer to “Definitions” for additional details . 6) Rent collection for Q 3 2022 includes approximately $ 2 . 2 million of security deposits applied in connection with Kings Garden Inc . ’s lease defaults for nonpayment of rent, and rent collection for Q 4 2022 includes approximately $ 541 , 000 of security deposits applied for payment of rent for the company’s lease with Sozo Health, Inc . Refer to “Definitions” for additional details . $1.85 $2.04 $2.15 $2.13 $2.12 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 AFFO (1) $1.75 $1.87 $1.98 $1.97 $1.95 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 Normalized FFO (1) $58,943 $64,504 $70,511 $70,883 $70,461 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 Total Revenues

Innovative Industrial Properties 6 December 31, December 31, (In thousands, except share and per share amounts) 2022 2021 Assets Real estate, at cost: Land $139,953 $122,386 Buildings and improvements 1,305,306 979,417 Tenant improvements 705,322 620,301 Construction in progress 54,106 - Total real estate, at cost 2,204,687 1,722,104 Less accumulated depreciation (138,405) (81,938) Net real estate held for investment 2,066,282 1,640,166 Construction loan receivable 18,021 12,916 Cash and cash equivalents 87,122 81,096 Restricted cash 1,450 5,323 Investments 200,935 324,889 Right of use office lease asset 1,739 1,068 In-place lease intangible assets, net 9,105 9,148 Other assets, net 30,182 9,996 Total assets $2,414,836 $2,084,602 Liabilities and stockholders’ equity Exchangeable Senior Notes, net $6,380 $32,232 Notes due 2026, net 295,115 293,860 Tenant improvements and construction funding payable 29,376 46,274 Accounts payable and accrued expenses 10,615 7,718 Dividends payable 50,840 38,847 Rent received in advance and tenant security deposits 58,716 52,805 Other liabilities 1,901 1,167 Total liabilities 452,943 472,903 Stockholders’ equity: Preferred stock, par value $0.001 per share, 50,000,000 shares authorized: 9.00% Series A cumulative redeemable preferred stock, $15,000 liquidation preference ($25.00 per share), 600,000 shares issued and outstanding at December 31, 2022 and December 31, 2021 14,009 14,009 Common stock, par value $0.001 per share, 50,000,000 shares authorized: 27,972,830 and 25,612,541 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively 28 26 Additional paid-in capital 2,065,248 1,672,882 Dividends in excess of earnings (117,392) (75,218) Total stockholders’ equity 1,961,893 1,611,699 Total liabilities and stockholders’ equity $2,414,836 $2,084,602 Balance Sheet

Innovative Industrial Properties 7 For the Three Months Ended For the Years Ended December 31, December 31, (In thousands, except share and per share amounts) 2022 2021 2022 2021 Revenues: Rental (including tenant reimbursements) $69,923 $58,943 $274,377 $204,551 Other 538 - 1,982 - Total revenues 70,461 58,943 276,359 204,551 Expenses: Property expenses 3,288 1,826 10,520 4,443 General and administrative expense 10,232 6,450 38,520 22,961 Depreciation and amortization expense 16,302 12,205 61,303 41,776 Total expenses 29,822 20,481 110,343 69,180 Gain on sale of real estate 3,601 - 3,601 - Income from operations 44,240 38,462 169,617 135,371 Interest and other income 1,784 72 3,195 397 Interest expense (4,518) (6,212) (18,301) (18,086) Loss on exchange of Exchangeable Senior Notes - (3,692) (125) (3,692) Net income 41,506 28,630 154,386 113,990 Preferred stock dividends (338) (338) (1,352) (1,352) Net income attributable to common stockholders $41,168 $28,292 $153,034 $112,638 Net income attributable to common stockholders per share: Basic $1.47 $1.18 $5.57 $4.69 Diluted $1.46 $1.14 $5.52 $4.55 Weighted-average shares outstanding: Basic 27,938,804 23,941,930 27,345,047 23,903,017 Diluted 28,160,261 26,263,585 27,663,169 26,261,155 Net Income

Innovative Industrial Properties 8 For the Three Months Ended For the Years Ended December 31, December 31, (In thousands, except share and per share amounts) 2022 2021 2022 2021 Net income attributable to common stockholders $41,168 $28,292 $153,034 $112,638 Real estate depreciation and amortization 16,302 12,205 61,303 41,776 Gain on sale of real estate (3,601) - (3,601) - FFO attributable to common stockholders (basic) 53,869 40,497 210,736 154,414 Cash and non-cash interest expense on Exchangeable Senior Notes 72 1,880 546 7,517 FFO attributable to common stockholders (diluted) 53,941 42,377 211,282 161,931 Acquisition-related expense - 7 110 26 Financing expense 249 - 367 - Litigation-related expense 779 - 3,010 - Loss on exchange of Exchangeable Senior Notes - 3,692 125 3,692 Normalized FFO attributable to common stockholders (diluted) 54,969 46,076 214,894 165,649 Stock-based compensation 4,312 2,192 17,507 8,616 Non-cash interest expense 321 298 1,255 715 Above-market lease amortization 23 4 92 4 AFFO attributable to common stockholders (diluted) $59,625 $48,570 $233,748 $174,984 FFO per common share – diluted $1.92 $1.61 $7.64 $6.17 Normalized FFO per common share – diluted $1.95 $1.75 $7.77 $6.31 AFFO per common share – diluted $2.12 $1.85 $8.45 $6.66 Weighted average common shares outstanding – basic 27,938,804 23,941,930 27,345,047 23,903,017 Restricted stock and restricted stock units ("RSUs") 117,831 98,093 116,046 96,174 Performance share units ("PSUs") - 81,414 - 81,414 Dilutive effect of Exchangeable Senior Notes 103,626 2,142,148 202,076 2,180,550 Weighted average common shares outstanding – diluted 28,160,261 26,263,585 27,663,169 26,261,155 FFO, Normalized FFO, and AFFO Reconciliation

Innovative Industrial Properties 9 2022 2021 (In thousands, except share and per share amounts) 4Q2022 3Q2022 2Q2022 1Q2022 4Q2021 Revenues: Rental (including tenant reimbursements) $69,923 $70,345 $69,995 $64,114 $58,943 Other 538 538 516 390 - Total revenues 70,461 70,883 70,511 64,504 58,943 Expenses: Property expenses 3,288 2,823 2,427 1,982 1,826 General and administrative expense 10,232 10,804 8,707 8,777 6,450 Depreciation and amortization expense 16,302 15,900 15,233 13,868 12,205 Total expenses 29,822 29,527 26,367 24,627 20,481 Gain on sale of real estate 3,601 - - - - Income from operations 44,240 41,356 44,144 39,877 38,462 Interest and other income 1,784 773 581 57 72 Interest expense (4,518) (4,513) (4,504) (4,766) (6,212) Loss on exchange of Exchangeable Senior Notes - - (7) (118) (3,692) Net income 41,506 37,616 40,214 35,050 28,630 Preferred stock dividends (338) (338) (338) (338) (338) Net income attributable to common stockholders $41,168 $37,278 $39,876 $34,712 $28,292 Net income attributable to common stockholders per share: Basic $1.47 $1.33 $1.42 $1.35 $1.18 Diluted $1.46 $1.32 $1.42 $1.32 $1.14 Weighted-average shares outstanding: Basic 27,938,804 27,938,568 27,850,561 25,620,253 23,941,930 Diluted 28,160,261 28,157,934 28,036,690 26,340,224 26,263,585 Historical Net Income

Historical FFO, Normalized FFO, and AFFO Reconciliation

(In thousands, except share and per share amounts)	2022				2021
	4Q2022	3Q2022	2Q2022	1Q2022	4Q2021
Net income attributable to common stockholders	$41,168	$37,278	$39,876	$34,712	$28,292
Real estate depreciation and amortization	16,302	15,900	15,233	13,868	12,205
Gain on sale of real estate	(3,601)	-	-	-	-
FFO attributable to common stockholders (basic)	53,869	53,178	55,109	48,580	40,497
Cash and non-cash interest expense on Exchangeable Senior Notes	72	72	68	334	1,880
FFO attributable to common stockholders (diluted)	53,941	53,250	55,177	48,914	42,377
Acquisition-related expense	-	15	-	95	7
Financing expense	249	14	104	-	-
Litigation-related expense	779	2,112	119	-	-
Loss on exchange of Exchangeable Senior Notes	-	-	7	118	3,692
Normalized FFO attributable to common stockholders (diluted)	54,969	55,391	55,407	49,127	46,076
Stock-based compensation	4,312	4,379	4,437	4,379	2,192
Non-cash interest expense	321	316	311	307	298
Above-market lease amortization	23	23	23	23	4
AFFO attributable to common stockholders (diluted)	$59,625	$60,109	$60,178	$53,836	$48,570
FFO per common share – diluted	$1.92	$1.89	$1.97	$1.86	$1.61
Normalized FFO per common share – diluted	$1.95	$1.97	$1.98	$1.87	$1.75
AFFO per common share – diluted	$2.12	$2.13	$2.15	$2.04	$1.85
Weighted average common shares outstanding – basic	27,938,804	27,938,568	27,850,561	25,620,253	23,941,930
Restricted stock and RSUs	117,831	118,567	82,387	110,457	98,093
PSUs	-	-	-	102,333	81,414
Dilutive effect of Exchangeable Senior Notes	103,626	100,799	103,742	507,181	2,142,148
Weighted average common shares outstanding – diluted	28,160,261	28,157,934	28,036,690	26,340,224	26,263,585

Innovative Industrial Properties 10

Innovative Industrial Properties 11 For the Years Ended December 31, (In thousands) 2022 2021 Cash flows from operating activities Net income $154,386 $113,990 Adjustments to reconcile net income to net cash provided by operating activities Depreciation and amortization 61,303 41,776 Loss on exchange of Exchangeable Senior Notes 125 3,692 Gain on sale of real estate (3,601) - Other non-cash adjustments 185 95 Stock-based compensation 17,507 8,616 Amortization of discounts on short-term investments (2,246) (340) Amortization of debt discount and issuance costs 1,349 2,851 Changes in assets and liabilities Other assets, net (3,506) (3,687) Accounts payable, accrued expenses and other liabilities 2,717 3,102 Rent received in advance and tenant security deposits 5,911 18,652 Net cash provided by operating activities 234,130 188,747 Cash flows from investing activities Purchases of investments in real estate (150,090) (287,585) Proceeds from sale of real estate 23,500 - Funding of draws for tenant improvements and construction (373,878) (374,541) Funding of construction loan and other investments (21,683) (16,068) Deposits in escrow for acquisitions (250) (625) Purchases of short-term investments (388,800) (569,772) Maturities of short-term investments 515,000 864,498 Net cash used in investing activities (396,201) (384,093) Cash flows from financing activities Issuance of common stock, net of offering costs 351,960 - Gross proceeds from issuance of Notes due 2026 - 300,000 Payment of deferred financing costs from issuance of Notes due 2026 - (6,855) Payment of inducement and transaction costs relating to inducement of the Exchangeable Senior Notes - (1,696) Dividends paid to common stockholders (183,943) (130,954) Dividends paid to preferred stockholders (1,352) (1,352) Taxes paid related to net share settlement of equity awards (2,441) (3,384) Net cash provided by financing activities 164,224 155,759 Net increase (decrease) in cash, cash equivalents and restricted cash 2,153 (39,587) Cash, cash equivalents and restricted cash, beginning of year 86,419 126,006 Cash, cash equivalents and restricted cash, end of year $88,572 $86,419 Supplemental disclosure of cash flow information: Cash paid during the period for interest $17,247 $14,381 Supplemental disclosure of non-cash investing and financing activities: Accrual for draws for tenant improvements and construction funding $29,376 $46,274 Deposits applied for acquisitions 25 200 Accrual for common and preferred stock dividends declared 50,840 38,847 Exchange of Exchangeable Senior Notes for common stock 26,682 109,040 Operating lease liability for obtaining right of use asset 1,017 192 Statements of Cash Flows

Innovative Industrial Properties 12 Current Quarter Rentable Purchase Additional Existing Total Total State Closing / Execution Square Feet Price (1) Commitment Investment (1) Investment Investment / PSF (2) Amendments Massachusetts Oct-22 55 - $2,000 $17,750 $19,750 $359 Illinois Nov-22 250 - 19,900 50,250 70,150 281 California Nov-22 201 - 3,500 60,000 63,500 316 Total / Wtd. Avg. 506 - $25,400 $128,000 $153,400 $303 Rentable Sale Total State Closing / Execution Square Feet Price (1) Sale / PSF Dispositions Pennsylvania Nov-22 51 $23,500 $461 Total / Wtd. Avg. 51 $23,500 $461 Capital Commitments and Dispositions Fourth Quarter Capital Commitments and Dispositions Two Year Capital Commitment History Note : Values in thousands except for $ /PSF . 1) Excludes transaction costs . 2) Calculated as IIP’s total investment divided by the rentable square feet . 3) Excludes changes in future commitments to fund improvements for Construction in Progress properties . $114,675 $131,850 $164,315 $132,657 $66,908 $92,238 $21,500 - $20,395 $45,100 $43,000 $43,400 $40,800 $147,161 - $25,400 $135,070 $176,950 $207,315 $176,057 $107,708 $239,399 $21,500 $25,400 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022(3) 4Q2022(3) Acquisitions Amendments

Innovative Industrial Properties 13 # of Rentable Square Feet Annualized Base Rent Year Leases # % $ % 2023 - - - - - 2024 - - - - - 2025 - - - - - 2026 - - - - - 2027 - - - - - 2028 - - - - - 2029 1 120 1% $2,043 1% 2030 2 153 2% $5,494 2% 2031 6 183 2% $5,374 2% 2032 1 3 0% $106 0% Thereafter 94 7,689 95% $244,754 95% Total 104 8,148 100% $257,771 100% Note : Square footage and dollars in thousands . 1) As a % of annualized base rent for Operating Portfolio . See “Definitions” for additional details . Excludes properties that Kings Garden continues to occupy pursuant to confidential, conditional settlement agreement reported by IIP on its current report on Form 8 - K filed with the SEC on September 16 , 2022 . Leasing Summary - - - - - - 1% 2% 2% 0% 95% 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Thereafter Lease Expiration Schedule as of December 31, 2022 (1) No Expiring Leases Until 2029

Top Tenants Overview

#	Tenant	IIP Portfolio: Invested Capital[1] $	%	Square Feet[2]	Total Investment / Square Feet	# of Leases	3rd Quarter 2022[3]: Revenue	Adjusted EBITDA[4]	Tenant Information: Market Capitalization[5]	MSO / SSO[6]
1	PharmaCann	$306,172	13.1%	688	$445	11	Private Co.	Private Co.	Private Co.	MSO
2	Parallel	203,050	8.7%	895	227	4	Private Co.	Private Co.	Private Co.	MSO
3	Ascend Wellness (AWH)	199,050	8.5%	624	319	4	$111	$28	$217	MSO
4	Green Thumb Industries	176,800	7.6%	664	266	3	261	84	2,094	MSO
5	Curaleaf	175,047	7.5%	578	303	8	340	84	3,090	MSO
6	Columbia Care	147,834	6.3%	588	251	21	133	21	299	MSO
7	Trulieve	146,503	6.3%	740	198	6	301	99	1,410	MSO
8	Holistic Industries	121,900	5.2%	333	366	5	Private Co.	Private Co.	Private Co.	MSO
9	Cresco Labs	120,845	5.2%	379	319	5	210	42	546	MSO
10	4Front Ventures[7]	119,150	5.1%	488	244	4	32	9	147	MSO
	Top 10 Tenants Total	**$1,716,351**	**73.5%**	**5,977**	**$287**	**71**				




LIBERTY



1) Total Portfolio representation. Dollars in thousands, see "Definitions" for additional details.
2) Square feet in thousands.
3) Dollars in millions, based on each company's public securities filings and earnings release, available at www.sec.gov, www.sedar.com, or each company's respective website, for the quarter ended September 30, 2022.
4) Adjusted EBITDA is a non-GAAP financial measure utilized in the industry. For definitions and reconciliations of Adjusted EBITDA to net income, see each company's public securities filings, available at www.sec.gov or www.sedar.com.
5) Dollars in millions, per S&P Capital IQ Pro as of 12/31/2022.
6) "MSO" means the tenant (or guarantor) conducts cannabis operations in more than one state. "SSO" means the tenant (or guarantor) conducts cannabis operations in a single state.
7) Includes one property acquired in January 2022 for $16.0 million which did not satisfy the requirements for sale-leaseback accounting and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our consolidated balance sheet.

Innovative Industrial Properties 14

Property List

#	Tenant	State	City	Date Acquired	% Leased	Square Feet			Invested / Committed Capital $			
						In Place[1]	Under Dev. / Redev.[2]	Total	Invested	Committed	Total $	Total $ / Square Feet
	Industrial											
1	PharmaCann	New York	Hamptonburgh	12/19/2016	100%	74	151	225	$80,562	$27,938	$108,500	$482
2	PharmaCann	Michigan	Warren	10/9/2019	100%	205	-	205	83,045	550	83,595	408
3	PharmaCann	Massachusetts	Holliston	5/31/2018	100%	58	-	58	30,500	-	30,500	526
4	PharmaCann	Illinois	Dwight	10/30/2019	100%	66	-	66	28,000	-	28,000	424
5	PharmaCann	Pennsylvania	Scott Township	8/7/2019	100%	56	-	56	28,000	-	28,000	500
6	PharmaCann	Ohio	Buckeye Lake Village	3/13/2019	100%	58	-	58	20,000	-	20,000	345
7	Parallel	Pennsylvania	Pittsburgh	5/13/2021	100%	239	-	239	67,750	-	67,750	283
8	Parallel	Florida	Lakeland	9/18/2020	100%	220	-	220	56,400	-	56,400	256
9	Parallel	Florida	Wimauma	3/11/2020	100%	373	-	373	51,500	-	51,500	138
10	Ascend Wellness (AWH)	Illinois	Barry	12/21/2018	100%	166	-	166	71,000	-	71,000	428
11	Ascend Wellness (AWH)	Massachusetts	Athol	4/2/2020	100%	199	-	199	63,900	-	63,900	321
12	Ascend Wellness (AWH)	New Jersey	Franklin	2/10/2022	100%	80	34	114	39,500	500	40,000	351
13	Ascend Wellness (AWH)	Michigan	Lansing	7/2/2019	100%	145	-	145	24,150	-	24,150	167
14	Green Thumb Industries	Pennsylvania	Danville	11/12/2019	100%	300	-	300	94,600	-	94,600	315
15	Green Thumb Industries	Illinois	Oglesby	3/6/2020	100%	266	-	266	50,000	-	50,000	188
16	Green Thumb Industries	Ohio	Toledo	1/31/2020	100%	98	-	98	32,200	-	32,200	329
17	Curaleaf	Pennsylvania	Chambersburg	12/20/2019	100%	74	105	179	49,800	11,840	61,640	344
18	Curaleaf	Illinois	Litchfield	10/30/2019	100%	127	-	127	40,000	-	40,000	315
19	Curaleaf	New Jersey	Blue Anchor	7/13/2020	100%	123	-	123	35,000	-	35,000	285
20	Curaleaf	Massachusetts	Webster	9/1/2022	100%	104	-	104	21,500	-	21,500	207
21	Curaleaf	North Dakota	Fargo	12/20/2019	100%	33	-	33	12,190	-	12,190	369
22	Columbia Care	Pennsylvania	Saxton	5/20/2019	100%	270	-	270	42,891	109	43,000	159
23	Columbia Care	Virginia	Richmond	1/15/2020	100%	82	-	82	19,750	-	19,750	241
24	Columbia Care	New Jersey	Vineland	7/16/2020	100%	50	-	50	11,820	-	11,820	236
25	Columbia Care	Colorado	Denver	10/30/2018	100%	58	-	58	11,250	-	11,250	194
26	Columbia Care	Colorado	Denver	12/14/2021	100%	18	-	18	9,917	-	9,917	551
27	Columbia Care	Colorado	Denver	12/14/2021	100%	12	-	12	3,276	-	3,276	273
28	Trulieve	Massachusetts	Holyoke	7/26/2019	100%	150	-	150	43,500	-	43,500	290
29	Trulieve	Florida	Alachua	1/22/2021	100%	295	-	295	41,650	-	41,650	141
30	Trulieve	Maryland	Hancock	8/13/2021	100%	115	-	115	28,901	614	29,515	257
31	Trulieve	Florida	Quincy	10/23/2019	100%	120	-	120	17,000	-	17,000	142
32	Trulieve*	Nevada	Las Vegas	7/12/2019	100%	43	-	43	9,600	-	9,600	223
33	Trulieve	Arizona	Cottonwood	4/27/2022	100%	17	-	17	5,238	-	5,238	308
34	Holistic Industries	Maryland	Capitol Heights	5/26/2017	100%	72	-	72	33,719	31	33,750	469
35	Holistic Industries	Pennsylvania	New Castle	6/10/2020	100%	108	-	108	23,629	2,021	25,650	238
36	Holistic Industries	Massachusetts	Monson	7/12/2018	100%	55	-	55	19,234	516	19,750	359
37	Cresco Labs	Michigan	Marshall	4/22/2020	100%	115	-	115	32,000	-	32,000	278
38	Cresco Labs	Illinois	Kankakee	10/22/2019	100%	51	-	51	25,496	104	25,600	502
39	Cresco Labs	Illinois	Joliet	10/22/2019	100%	39	-	39	20,950	-	20,950	537
40	Cresco Labs	Ohio	Yellow Springs	1/24/2020	100%	50	-	50	12,927	618	13,545	271
41	4Front Ventures	Illinois	Matteson	8/3/2021	100%	-	250	250	47,326	22,824	70,150	281
42	4Front Ventures	Washington	Olympia	12/17/2020	100%	114	-	114	17,500	-	17,500	154
43	4Front Ventures**	Massachusetts	Holliston	1/28/2022	100%	57	-	57	16,000	-	16,000	281
44	4Front Ventures	Massachusetts	Georgetown	12/17/2020	100%	67	-	67	15,500	-	15,500	231
45	Green Peak (Skymint)	Michigan	Windsor	4/16/2021	100%	97	104	201	50,894	12,106	63,000	313
46	Green Peak (Skymint)	Michigan	Dimondale	8/2/2018	100%	56	-	56	15,799	-	15,799	282
47	Goodness Growth (f/k/a Vireo Health)	New York	Perth	10/23/2017	100%	40	324	364	52,766	10,294	63,060	173
48	Goodness Growth (f/k/a Vireo Health)	Minnesota	Otsego	11/8/2017	100%	89	-	89	9,710	-	9,710	109

Note: Subtotals and Totals include fractional amounts. Square footage and dollars in thousands except for $/PSF. "Industrial" reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Data as of December 31, 2022.

*Harvest Health & Recreation Inc., which is a subsidiary of Trulieve Inc., executed a lease guaranty in favor of IIP for tenant's obligations at the property.

**The acquisition of the property did not satisfy the requirements for sale-leaseback accounting and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our consolidated balance sheet.

1) Existing square footage for properties where there is no active development or redevelopment.
2) Estimated square footage upon completion of development or redevelopment.

Innovative Industrial Properties 15

Property List (Continued)

						Square Feet			Invested / Committed Capital $			
#	Tenant	State	City	Date Acquired	% Leased	In Place[1]	Under Dev. / Redev.[2]	Total	Invested	Committed	Total $	Total $ / Square Feet
49	Gold Flora	California	Desert Hot Springs	10/15/2021	100%	131	70	201	$61,984	$1,516	$63,500	$316
50	Jushi	Pennsylvania	Scranton	4/6/2018	100%	145	-	145	45,800	-	45,800	316
51	Kings Garden	California	North Palm Springs	5/12/2020	100%	70	-	70	17,500	-	17,500	250
52	Kings Garden	California	Palm Springs	4/16/2019	100%	56	-	56	15,000	-	15,000	268
53	Kings Garden	California	Palm Springs	4/16/2019	100%	24	-	24	6,309	-	6,309	263
54	Kings Garden	California	Palm Springs	4/16/2019	100%	22	-	22	5,788	-	5,788	263
55	Calyx Peak	Missouri	Smithville	9/17/2021	100%	83	-	83	27,721	529	28,250	340
56	Temescal Wellness	Massachusetts	North Adams	5/26/2021	100%	71	-	71	26,181	619	26,800	377
57	Maryland Cultivation Processing (MCP)	Maryland	Hagerstown	4/13/2022	100%	84	-	84	25,000	-	25,000	298
58	The Pharm	Arizona	Willcox	12/15/2017	100%	358	-	358	20,000	-	20,000	56
59	Texas Original	Texas	Bastrop	6/14/2022	100%	-	85	85	13,586	8,414	22,000	259
60	Medical Investor Holdings (Vertical)	California	Needles	9/11/2019	100%	46	-	46	10,100	-	10,100	220
61	Medical Investor Holdings (Vertical)	California	Needles	8/29/2019	100%	20	-	20	4,841	-	4,841	242
62	Medical Investor Holdings (Vertical)	California	Needles	8/29/2019	100%	7	-	7	1,471	-	1,471	210
63	Medical Investor Holdings (Vertical)	California	Needles	8/29/2019	100%	6	-	6	888	-	888	148
64	Sacramento CA (Undisclosed Tenant)	California	Sacramento	2/8/2019	100%	43	-	43	12,710	-	12,710	296
65	Emerald Growth	Michigan	Harrison Township	6/7/2019	100%	45	-	45	10,000	-	10,000	222
66	AYR Wellness	Ohio	Akron	5/14/2019	100%	11	-	11	3,550	-	3,550	323
	Industrial Subtotal / Wtd. Avg.				**100%**	**6,526**	**1,123**	**7,649**	**$1,926,271**	**$101,141**	**$2,027,412**	**$265**
	Retail											
67	PharmaCann	Colorado	Commerce City	2/21/2020	100%	5	-	5	$2,300	-	$2,300	$460
68	PharmaCann	Colorado	Aurora	12/14/2021	100%	2	-	2	1,558	116	1,674	837
69	PharmaCann	Colorado	Berthoud	12/14/2021	100%	6	-	6	1,307	99	1,406	234
70	PharmaCann	Colorado	Mancos	12/14/2021	100%	4	-	4	1,148	-	1,148	287
71	PharmaCann	Colorado	Pueblo	2/19/2020	100%	3	-	3	1,049	-	1,049	350
72	Curaleaf	North Dakota	Dickinson	12/14/2021	100%	5	-	5	2,045	-	2,045	409
73	Curaleaf	North Dakota	Devils Lake	12/14/2021	100%	4	-	4	1,614	-	1,614	404
74	Curaleaf	Pennsylvania	Bradford	12/14/2021	100%	3	-	3	1,058	-	1,058	353
75	Columbia Care	Colorado	Denver	12/14/2021	100%	4	-	4	7,338	-	7,338	1,834
76	Columbia Care	Colorado	Pueblo	12/14/2021	100%	6	-	6	4,878	-	4,878	813
77	Columbia Care	Colorado	Aurora	12/14/2021	100%	5	-	5	4,229	-	4,229	846
78	Columbia Care	Colorado	Glenwood Springs	12/14/2021	100%	4	-	4	4,187	-	4,187	1,047
79	Columbia Care	Colorado	Fort Collins	12/14/2021	100%	5	-	5	3,977	-	3,977	795
80	Columbia Care	Colorado	Aurora	12/14/2021	100%	4	-	4	3,601	-	3,601	900
81	Columbia Care	New Jersey	Vineland	7/16/2020	100%	4	-	4	2,165	-	2,165	541
82	Columbia Care	Colorado	Aurora	12/14/2021	100%	5	-	5	1,991	-	1,991	398
83	Columbia Care	Colorado	Englewood	12/14/2021	100%	4	-	4	1,778	-	1,778	445
84	Columbia Care	Colorado	Trinidad	12/14/2021	100%	9	-	9	1,728	-	1,728	192
85	Columbia Care	Colorado	Silver Plume	12/14/2021	100%	4	-	4	1,444	-	1,444	361
86	Columbia Care	Colorado	Black Hawk	12/14/2021	100%	4	-	4	1,321	-	1,321	330
87	Columbia Care	Colorado	Edgewater	12/14/2021	100%	5	-	5	1,089	-	1,089	218
88	Columbia Care	Colorado	Sheridan	12/14/2021	100%	2	-	2	890	-	890	445
89	Green Peak (Skymint)	Michigan	East Lansing	10/25/2019	100%	3	-	3	3,372	28	3,400	1,133
90	Green Peak (Skymint)	Michigan	Lansing	11/4/2019	100%	14	-	14	2,225	-	2,225	159
91	Green Peak (Skymint)	Michigan	Flint	11/4/2019	100%	6	-	6	2,180	-	2,180	363
92	Green Peak (Skymint)	Michigan	Bay City	11/4/2019	100%	4	-	4	1,740	-	1,740	435
93	Green Peak (Skymint)	Michigan	Traverse City	11/25/2019	100%	2	-	2	1,272	-	1,272	636
94	Green Peak (Skymint)	Michigan	Newaygo	11/8/2019	100%	2	-	2	995	-	995	498
95	The Pharm	Arizona	Phoenix	9/19/2019	100%	2	-	2	2,500	-	2,500	1,250

Note: Subtotals and Totals include fractional amounts. Square footage and dollars in thousands except for $/PSF. "Industrial" reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Data as of December 31, 2022.

1) Existing square footage for properties where there is no active development or redevelopment.
2) Estimated square footage upon completion of development or redevelopment.

Innovative Industrial Properties 16

Property List (Continued)

						Square Feet			Invested / Committed Capital $			
#	Tenant	State	City	Date Acquired	% Leased	In Place[1]	Under Dev. / Redev.[2]	Total	Invested	Committed	Total $	Total $ / Square Feet
96	Schwazze	Colorado	Ordway	12/14/2021	100%	2	-	2	$400	-	$400	$200
97	Schwazze	Colorado	Rocky Ford	12/14/2021	100%	13	-	13	400	-	400	31
98	Schwazze	Colorado	Las Animas	12/14/2021	100%	2	-	2	400	-	400	200
99	Verano	Pennsylvania	Harrisburg	3/23/2022	100%	3	-	3	2,750	-	2,750	917
	Retail Subtotal / Wtd. Avg.				**100%**	**150**	**-**	**150**	**$70,927**	**$242**	**$71,170**	**$474**
	Industrial / Retail											
100	Parallel	Texas	San Marcos	3/10/2021	100%	-	63	63	$8,231	$19,169	$27,400	$435
101	Columbia Care	Colorado	Denver	12/14/2021	100%	33	-	33	8,206	-	8,206	249
102	Holistic Industries	Michigan	Madison Heights	9/1/2020	100%	63	-	63	27,934	566	28,500	452
103	Holistic Industries	California	Los Angeles	7/23/2019	100%	35	-	35	13,977	273	14,250	407
104	Cresco Labs	Massachusetts	Fall River	6/30/2020	100%	124	-	124	24,806	3,944	28,750	232
105	TILT Holdings	Massachusetts	Taunton	5/16/2022	100%	104	-	104	40,000	-	40,000	385
106	Sozo	Michigan	Warren	5/14/2021	100%	85	-	85	17,071	159	17,230	203
107	Schwazze	Colorado	Pueblo	12/14/2021	100%	8	-	8	2,165	-	2,165	271
108	Kaya Cannabis	Colorado	Denver	12/14/2021	100%	6	-	6	1,299	-	1,299	217
	Industrial / Retail Subtotal / Wtd. Avg.				**100%**	**458**	**63**	**521**	**$143,688**	**$24,111**	**$167,800**	**$322**
	Operating Portfolio Total / Wtd. Avg.				**100%**	**7,134**	**1,186**	**8,320**	**$2,140,887**	**$125,495**	**$2,266,382**	**$272**
	Construction In Progress[3]											
109	Under Development	California	San Bernardino	11/16/2020	-	-	192	192	$35,729	-	$35,729	$186
110	Under Development	California	Cathedral City	3/25/2022	-	-	23	23	8,158	-	8,158	355
[4]	Under Development	California	Palm Springs	2/5/2021	-	-	180	180	24,152	-	24,152	134
	Construction In Progress Subtotal / Wtd. Avg.				**-**	**-**	**395**	**395**	**$68,039**	**-**	**$68,039**	**$172**
	Total Portfolio / Wtd. Avg.				**97%**	**7,134**	**1,581**	**8,715**	**$2,208,926**	**$125,495**	**$2,334,421**	**$268**
	State Subtotal / Wtd. Avg.											
1		*Pennsylvania*			*100%*	*1,198*	*105*	*1,303*	*$356,277*	*$13,970*	*$370,247*	*$284*
2		*Massachusetts*			*100%*	*989*	*-*	*989*	*$301,121*	*$5,079*	*$306,200*	*$310*
3		*Illinois*			*100%*	*715*	*250*	*965*	*$282,773*	*$22,927*	*$305,700*	*$317*
4		*Michigan*			*100%*	*842*	*104*	*946*	*$272,677*	*$13,409*	*$286,086*	*$302*
5		*California*			*69%*	*460*	*465*	*925*	*$218,607*	*$1,789*	*$220,396*	*$238*
6		*New York*			*100%*	*114*	*475*	*589*	*$133,328*	*$38,232*	*$171,560*	*$291*
7		*Florida*			*100%*	*1,008*	*-*	*1,008*	*$166,550*	*-*	*$166,550*	*$165*
8		*New Jersey*			*100%*	*257*	*34*	*291*	*$88,485*	*$500*	*$88,985*	*$306*
9		*Maryland*			*100%*	*271*	*-*	*271*	*$87,620*	*$645*	*$88,265*	*$326*
10		*Colorado*			*100%*	*233*	*-*	*233*	*$83,125*	*$215*	*$83,340*	*$358*
11		*Ohio*			*100%*	*217*	*-*	*217*	*$68,677*	*$618*	*$69,295*	*$319*
12		*Texas*			*100%*	*-*	*148*	*148*	*$21,817*	*$27,583*	*$49,400*	*$334*
13		*Missouri*			*100%*	*83*	*-*	*83*	*$27,721*	*$529*	*$28,250*	*$340*
14		*Arizona*			*100%*	*377*	*-*	*377*	*$27,737*	*-*	*$27,737*	*$74*
15		*Virginia*			*100%*	*82*	*-*	*82*	*$19,750*	*-*	*$19,750*	*$241*
16		*Washington*			*100%*	*114*	*-*	*114*	*$17,500*	*-*	*$17,500*	*$154*
17		*North Dakota*			*100%*	*42*	*-*	*42*	*$15,849*	*-*	*$15,849*	*$377*
18		*Minnesota*			*100%*	*89*	*-*	*89*	*$9,710*	*-*	*$9,710*	*$109*
19		*Nevada*			*100%*	*43*	*-*	*43*	*$9,600*	*-*	*$9,600*	*$223*

Note: Subtotals and Totals include fractional amounts. Square footage and dollars in thousands except for $/PSF. "Industrial" reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Data as of December 31, 2022.

1) Existing square footage for properties where there is no active development or redevelopment.
2) Estimated square footage upon completion of development or redevelopment.
3) Refer to "Definitions" for additional details.
4) Represents parcel under development that is part of the lease with Kings Garden (#52, Kings Garden – Palm Springs).

Innovative Industrial Properties 17

Innovative Industrial Properties 18 Interest Rate / Quarter End Preferred Rate / Maturity / Wtd. (In thousands, except share and per share amounts) December 31, 2022 Wtd. Avg. Rate Avg. Maturity Unsecured debt: Exchangeable Senior Notes $6,436 3.75% 1.1 Years Notes due 2026 300,000 5.50% 3.4 Years Total Unsecured Debt $306,436 5.46% 3.4 Years Gross Debt $306,436 5.46% 3.4 Years Series A Preferred Stock: Redemption price per share $25.00 Shares outstanding 600,000 Total Preferred Equity $15,000 9.00% Total Senior Capital $321,436 5.63% Debt Maturity Schedule Senior Capital and Debt Summary $6.4 Million $300.0 Million 2023 2024 2025 2026 2027 Thereafter Exchangeable Senior Notes Notes Due 2026 Senior Capital Overview

Innovative Industrial Properties 19 Quarter End December 31, 2022 Cash and Investments Cash and cash equivalents $87,122 Restricted cash 1,450 Investments 200,935 Cash and Investments $289,507 Cash Not Available for Investment: Short term liabilities (1) $61,455 Tenant improvements and construction funding payable (2) 29,376 Tenant security deposits 50,763 Construction commitments (1) 96,567 Construction loan commitments (1) 479 Cash Not Available for Investment $238,640 Cash Available for Investment $50,867 Senior Capital: Gross Debt $306,436 Total Preferred Equity 15,000 Total Senior Capital (3) $321,436 Equity Market Capitalization: Stock Price as of 12/31/2022 $101.35 Shares outstanding 27,972,830 Equity Market Capitalization $2,835,046 Covenant (4) December 31, 2022 Debt / Total Gross Assets <60% ~12% Secured Debt <40% 0% Unencumbered Total Gross Assets / Unsecured Debt >150% ~834% Debt Service Coverage Ratio >1.5x 15.5x Egan Jones Credit Rating BBB+ Note : Dollars in thousands, except for $ /share . 1) Refer to “Definitions” for additional details . 2) As reported on the company’s quarterly filing for the particular period . 3) See “Senior Capital and Debt Summary” for details . 4) Calculated in accordance with the indenture governing the Notes due 2026 , included in the Current Report on Form 8 - K filed with the Securities and Exchange Commission on May 25 , 2021 . Capitalization

Definitions

- **Adjusted Funds From Operations ("AFFO"):** Management believes that AFFO and AFFO per share are appropriate supplemental measures of a REIT's operating performance. We calculate AFFO by adjusting Normalized FFO for certain non-cash items.
- **Annualized Base Rent ("ABR"):** ABR is calculated by multiplying rental payments (defined as the contractually due base rents and property management fees for the last month in the quarter), by twelve.
- **Cash and Investments:** Calculated as cash and cash equivalents, restricted cash, and investments (each as reported on the company's condensed consolidated balance sheets for the particular period).
- **Construction Commitments:** Calculated as remaining contractual commitments to fund draws to tenants and sellers related to development and redevelopment activities at properties.
- **Construction in Progress ("CIP"):** Defined as non-operating assets under development that are not leased and not ready for their intended use. Note that CIP as defined for purposes of this Supplemental Financial Information Package is different than "construction in progress" as reported on the company's condensed consolidated balance sheets for the particular period.
- **Construction Loan Commitments:** Calculated as the remaining amount that may be funded pursuant to a construction loan agreement with a developer executed in June 2021, pursuant to which we agreed to lend up to $18.5 million for the development of a regulated cannabis cultivation and processing facility in California.
- **Exchangeable Senior Notes:** 3.75% Exchangeable Senior Notes due 2024.
- **Funds From Operations ("FFO"):** FFO and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, depreciation, amortization and impairment related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures.

  Management believes that net income, as defined by GAAP, is the most appropriate earnings measurement. However, management believes FFO and FFO per share to be supplemental measures of a REIT's performance because they provide an understanding of the operating performance of our properties without giving effect to certain significant non-cash items, primarily depreciation expense. Historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time. However, real estate values instead have historically risen or fallen with market conditions. We believe that by excluding the effect of depreciation, FFO and FFO per share can facilitate comparisons of operating performance between periods. We report FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs and because FFO per share is consistently reported, discussed, and compared by research analysts in their notes and publications about REITs. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share.
- **GAAP:** Accounting principles generally accepted in the United States.

Innovative Industrial Properties 20

Innovative Industrial Properties 21 Definitions (Continued) • Gross Debt: Calculated as the sum of the principal amount outstanding of the Notes due 2026 and Exchangeable Senior Notes. • Normalized Funds From Operations (“Normalized FFO”): We compute normalized funds from operations (“Normalized FFO”) by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in n atu re and/or not related to our core real estate operations. Exclusion of these items from similar FFO - type metrics is common within the equi ty REIT industry, and management believes that presentation of Normalized FFO and Normalized FFO per share provides investors with a metric to ass ist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of other compa nie s, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Normali zed FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be ex clu ded in calculating Normalized FFO include certain transaction - related gains, losses, income or expense or other non - core amounts as the y occur. • Notes due 2026 : 5.50% Unsecured Senior Notes due 2026. • Operating Portfolio: All properties that (a) are leased or (b) are not leased but ready for their intended use. • Rent Collection: Calculated as actual base rent and property management fees collected over contractual billed base rent and property management fees. Includes security deposits applied for payment of rent. • Series A Preferred: 9.00% Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share. • Short - Term Liabilities: Calculated as dividends payable, accounts payable and accrued expenses (each as reported on the company’s condensed consolidated balance sheets for the particular period). • Total Committed / Invested Capital: Includes (1) total investments in properties (consisting of purchase price and construction funding and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburs e c ertain tenants and sellers for completion of construction and improvements at the properties. Excludes an $18.5 million commitment from us t o a developer for construction of a regulated cannabis cultivation and processing facility in California. • Total Portfolio: All properties, including CIP and operating portfolio, as of quarter end. • Total Preferred Equity: Calculated by multiplying the total Series A Preferred shares outstanding by the $25 redemption price per share. • Total Senior Capital: Calculated as the sum of Gross Debt and the redemption value of the Series A Preferred Stock. • % Leased: The weighted average percentage of the Operating Portfolio, which excludes CIP, that is leased as of the period ended.

Innovative Industrial Properties 22 Analyst Coverage Analyst Research Firms Contact Information Tom Catherwood BTIG Email: tcatherwood@btig.com Phone: 212 - 738 - 6140 Merrill Ross Compass Point Research and Trading Email: mross@compasspointllc.com Phone: 202 - 534 - 1392 Eric Des Lauriers Craig - Hallum Capital Group LLC Email: eric.deslauriers@craig - hallum.com Phone: 617 - 275 - 5177 Aaron Hecht JMP Securities Email: ahecht@jmpsecurities.com Phone: 415 - 835 - 3963 John Massocca Ladenburg Thalmann Email: jmassocca@ladenburg.com Phone: 212 - 409 - 2543 Alexander Goldfarb Piper Sandler Email: alexander.goldfarb@psc.com Phone: 212 - 466 - 7937 Scott Fortune Roth Capital Partners Email: sfortune@roth.com Phone: 949 - 720 - 7163 Investor Relations Email: ir@iipreit.com Phone: 858 - 997 - 3332

Innovative Industrial Properties 23 Senior Management Team and Board of Directors Senior Management Name Title Alan Gold Executive Chairman Paul Smithers President, Chief Executive Officer and Director Catherine Hastings Chief Financial Officer and Treasurer Ben Regin Chief Investment Officer Brian Wolfe Vice President, General Counsel and Secretary Andy Bui Vice President, Chief Accounting Officer Tracie Hager Vice President, Asset Management Kelly Spicher Vice President, Real Estate Counsel Board of Directors Name Title Alan Gold Executive Chairman Paul Smithers President, Chief Executive Officer and Director Gary Kreitzer Vice Chairman (Independent) David Stecher Director (Independent) Scott Shoemaker, MD Director (Independent) Mary Allis Curran Director (Independent)